Accrued liabilities and provisions	12 Months Ended
Dec. 31, 2018
Disclosure of accrued liabilities and provisions [Abstract]
Disclosure of accrued expenses and other liabilities [text block]
21.	Accrued liabilities and provisions

Below is the breakdown of the changes in the different categories of provisions and contingencies as of December 31, 2018 and 2017:

	Asset retirement obligation	Litigation	Environmental contingencies and others	Total

Balance as of December 31, 2017	5,527,324	182,966	827,159	6,537,449
Increase in abandonment costs	1,062,280	-	-	1,062,280
Additions	71,015	61,851	174,780	307,646
Uses	(182,130)	(114,647)	(100,215)	(396,992)
Financial costs	186,518	-	-	186,518
Foreign currency translation	54,610	(2,368)	10,983	63,225
Transfers	(342)	143	(5,915)	(6,114)
Balance as of December 31, 2018	6,719,275	127,945	906,792	7,754,012
Current	549,678	88,623	176,108	814,409
Non-current	6,169,597	39,322	730,684	6,939,603
	6,719,275	127,945	906,792	7,754,012

	Asset retirement obligation	Litigation	Environmental contingencies and others	Total
Balance as of December 31, 2016	5,064,660	209,932	643,278	5,917,870
Increase in abandonment costs	39,634	–	–	39,634
Additions (reversals)	110,587	(19,185)	106,532	197,934
Uses	(66,469)	(7,742)	(19,613)	(93,824)
Financial costs	379,891	–	(367)	379,524
Foreign currency translation	(979)	(39)	718	(300)
Transfers (1)	–	–	96,611	96,611
Balance as of December 31, 2017	5,527,324	182,966	827,159	6,537,449
Current	199,824	159,881	199,123	558,828
Non–current	5,327,500	23,085	628,036	5,978,621
	5,527,324	182,966	827,159	6,537,449

(1)	Mainly includes transfers to liabilities associated with assets held for sale.

	Asset retirement obligation	Litigation	Comuneros provision	Environmental contingencies and others	Total
Balance as of December 31, 2015	4,452,369	99,798	702,486	822,694	6,077,347
Increase in abandonment costs	404,797	-	-	-	404,797
Additions (reversals)	18,285	44,120	(702,486)	(74,312)	(714,393)
Uses	(68,460)	(4,585)	-	(31,218)	(104,263)
Financial costs	317,448	-	-	(173)	317,275
Foreign currency translation	(14,703)	(355)	-	(2,759)	(17,817)
Transfers (1)	(45,076)	70,954	-	(70,954)	(45,076)
Balance as of December 31, 2016	5,064,660	209,932	-	643,278	5,917,870
Current	330,057	146,767	-	345,130	821,954
Non-current	4,734,603	63,165	-	298,148	5,095,916
	5,064,660	209,932	-	643,278	5,917,870

(1)	Mainly includes transfers to liabilities associated with assets held for sale.

21.1	Asset retirement obligation

The estimated liability for asset retirement obligation costs corresponds to the future obligation that the Ecopetrol Business Group to restore environmental conditions to a level similar to that existing before the start of projects or activities, as described in Note 3.5 – Abandonment and dismantling costs of fields and other facilities. As these relate to long–term obligations, this liability is estimated by projecting the expected future payments and discounting at present value with a rate indexed to the Ecopetrol Business Group’s financial obligations, taking into account the temporariness and risks of this obligation. The discount rates used in the estimate of the obligation as of December 31, 2018 were: Exploration and Production
3.54%, Transportation and Logistics 3.69% and Refining and Petrochemicals 3.84%. For 2017, the equivalent real discount rates were: Production 3.34%, Transportation 3.43% and Refining 3.77%.

21.2	Litigation

The following is a summary of the main legal proceedings recognized in the consolidated statement of financial position, where the expectation of loss is probable and could imply an outflow of resources as of December 31, 2018 and 2017:

Proceedings	2018	2017

Controversy for breach of contract with the firms Consulting Group and Industrial Consulting S.A.S., with Refinería de Cartagena.	15,541	-
Damages to third parties due to hydrocarbon easement in a property close to Refinería de Cartagena.	11,019	11,019
Lawsuit filed by a group of people who claim to be victims of the incident in Machuca, Municipality of Segovia - Antioquia against Oleoducto Central S.A. - Ocensa	9,410	9,410
Provision for the payment of the 2016 legal stability contract premium with the Ministry of Finance and Public Credit, in Refinería de Cartagena – Payment made in 2018	-	64,104
Litigation with Schrader Camargo, supplier of Refinería de Cartagena. In 2018, a payment agreement was reached.	-	17,003

21.3	Environmental contingencies and others

These correspond to contingencies for environmental incidents and obligations related to environmental compensation and mandatory investment of 1% for the use of, exploitation of or effect on natural resources imposed by national, regional and local environmental authorities. Mandatory investment of 1% is based on the use of water taken directly from natural sources in accordance with the provisions of Law 99 of 1993, Article 43, Decree 1900 of 2006, Decree 2099 of 2017 and 075 and 1120 of 2018 in relation to the projects that Ecopetrol develops in Colombia.

The Colombian Government through the Ministry of Environment and Sustainable Development, issued in December 2016 and in January 2017 the Decrees 2099 and 075, which modify the Single Regulatory Decree of the environment and sustainable development sector, Decree 1076 of 2015, related to the mandatory investment for the use of water taken directly from natural sources.

The main changes established by these decrees were related to the areas and lines of investment and the basis for settlement of the obligations. Similarly, June 30, 2018 was declared the maximum date to modify investment plans that were underway.

On June 30, 2017, Ecopetrol filed with the National Environmental Licensing Authority (ANLA) certain investment plans to meet the 1% mandatory investment based on the new decrees, relative to investment lines, maintaining the settlement base of Decree 1900.

As of December 31, 2018, the provision for the 1% mandatory investment for the use of water was estimated based on the parameters established in Decree 1076 of 2015.
The Ecopetrol Business Group
is in the process of analyzing the impact of the applicability of the changes set out in the aforementioned decrees.

21.4	Contingencies

Oleoducto Central S.A. - Ocensa

In 2017, Oleoducto Central Ocensa. S.A. (Ocensa) recognized a provision to address a probable loss from the potential outcome of the arbitration process filed by Frontera Energy Colombia Corp., Colombia Branch (Frontera); this arbitration process concluded on July 12, 2018 as a result of the Arbitral Court’s approval of the reconciliation agreement achieved by the parties, pursuant to which the standard transport rate was revised along with the monetary conditions of the transport agreements entered into July 29, 2014 for expanded capacity resulting from the P135 Project, in turn extending its effects from July 1, 2017 (effective date of the transport agreements).
On July 12, 2018, the parties entered into the corresponding addenda to the current transport agreements, reflecting the changes contained in the approved reconciliation agreement.

Similarly, for Project P135 carriers that accepted the binding offer extended by Ocensa with regard to the principles of Resolution No. 72146 of 2014, a transaction agreement has been entered into along with the respective additional provisions amending the transport agreements, under identical or equivalent conditions as those contained in the reconciliation agreement and addenda with Frontera. Concerning the arbitral proceeding convened by Vitol Colombia C.I. S.A.S., the parties have requested, by mutual consent, that the Arbitral Court terminate the proceeding as a result of the settlement agreement reached on July 23, 2018. This request was accepted by the Court at the hearing of August 8, 2018, thus concluding the arbitral process.

The reconciliation and settlement agreements entered into established the obligation of the carriers to cease their current administrative or legal actions and refrain from filing new claims in the future.

As a result, Ocensa reconciled and adjusted the accounts receivable and payable that were held between the parties and the credit notes were issued to reflect the balances in favor of the senders. This recognition in the financial statements generated a movement of the provision and its corresponding effect on other operating income of COP COP$
56,122,
in addition to the decrease in income from ordinary activities as of June 30th because of the issued credit notes.

Oleoducto Bicentenario de Colombia S.A.S.

During July 2018 the carriers Frontera Energy Colombia Corp. (“Frontera”), Canacol Energy Colombia S.A.S. (“Canacol”) and Vetra Exploración y Producción Colombia S.A.S. (“Vetra” and, together with Frontera and Canacol, the “Carriers”) sent letters to Oleoducto Bicentenario de Colombia S.A.S. (“Bicentenario”) alleging they were early termination rights under the Ship-or-Pay Transport Agreements entered by each of them and Bicentenario in 2012 (the “Transport Agreements”). Bicentenario has rejected the terms of the letters, noting that there is no option for early termination and reiterating to the Carriers that the Transport Agreements are current and therefore the Carriers must fullfill their obligations under the Transport Agreements in a timely fashion.

Under Bicentenario’s understanding that the Transport Agreements remain current and that the Carriers are in violation of their obligations under such agreements, Bicentenario declared the Carriers delinquent because of their failure to pay for transport service under the aforementioned agreements. Consequently, Bicentenario executed the standby letters of credit posted as guarantee for the Transport Agreements.

On October 19, 2018, Bicentenario notified Frontera of the existence of a “Dispute” pursuant to Clause 20 of the respective Transport Agreement and moved to the party dispute settlement stage as provided for in such clause. Such discussions ended without an agreement on December 19, 2018. On January 28, 2019, Bicentenario filed an Arbitration Claim against Frontera in accordance with the arbitration clause of the Transportation Agreement to claim any compensation, indemnification or other restitution deriving from the alleged early termination of said agreements.

Similarly, on November 1, 2018, Bicentenario notified Vetra and Canacol of the existence of a “Dispute” pursuant to Clause 20 of the respective Transport Agreement and moved to the party dispute settlement stage as provided for in each such respective clause. Such discussions ended without agreement on March, 2019.

As of the date of these financial statements, Bicentenario continues evaluating its options under the Transport Agreements and the Shareholders Agreement (
Acuerdo Marco de Inversión
) in order to guarantee compliance and claim any compensation, indemnification or other restitution deriving from the alleged early termination of said agreements and any other contractual breaches by the Carriers.

Cenit Transporte y Logística de Hidrocarburos S.A.S.

During July 2018, the carriers Frontera, Vetra and Canacol (“carriers”) sent notifications to Cenit Transporte y Logística de Hidrocarburos SAS (“Cenit”) alleging they were exercising their early termination right under the Ship-or-Pay Crude Oil Transport Agreements (SoP agreements) entered among each of them and Cenit for the transportation of crude oil through the Caño Limón – Coveñas pipeline (owned by Cenit).

In response to the alleged termination of SoP Agreements, CENIT issued letters stating that the alleged event which would have given the carriers early termination rights had not occurred as provided for in Clause 13.3 and other clauses of the aforementioned SoP agreements. In the same letters, CENIT stated that it would continue invoicing and charging for the transport services as stipulated in the SoP agreements, since they remain in force, and therefore, Carriers must fulfill their contractual obligations.

In November, 2018, CENIT filed an arbitration demand against Frontera Energy Group pleadging that SoP Agreements are in full force and effect, that Frontera is obliged to comply its terms and conditions and, therefore, is obliged to pay transportation tariffs as agreed in the SoP agreements. In similar terms an arbitration demand was also filed against Vetra and the same will occur against Canacol.

21.5	Legal proceedings not provided for

The following is a summary of the main contingent liabilities that have not been recognized in the statement of financial position as, according to the evaluations made by internal and external advisors of the Ecopetrol Business Group, the expectation of loss is not probable as of December 31, 2018 and 2017:

Proceedings	2018	2017

Administrative and patrimonial responsibility for terrorist attack perpetuated in 2015 against the TransAndino Pipeline.	500,000	-
Action of group that claim damages derived from the pollution caused by the attack on the TransAndino pipeline in 2015.	358,201	-
Environmental damages for terrorist attack perpetuated in 2015 against the Transandino pipeline.	209,220	209,220
Breaking of the economic and financial balance with contractor for the construction of transport system.	110,266	110,266
Breach of contract and recognition of salary readjustments and other claims related to an engineering service provider.	85,198	-
On March 14, 2016, a claim was filed for breach in the settlement of the contract between Konidol and Ecopetrol, which generated cost overruns in the maintenance contract.	62,131	62,131
Salary readjustments to the values established by Ecopetrol for personnel related to a contract signed with a third party for the assembly and construction of surface facilities for production and exploration projects.	60,313	60,313
Contractual imbalance with a technical maintenance provider.	51,429	-
Contractual imbalance with a third party that provides assembly and construction services for surface facilities for exploration and production projects.	35,741	-
Contractual imbalance with a third party in connection with road connection works.	31,679	31,679
Breach of certain obligations agreed in contract with supplier for the construction and assembly of tanks.	31,213	-
Contractual controversial with a third party in relation to seismic program acquisition and processing service.	30,000	30,000

21.6	Details of contingent assets

The following is a breakdown of the Ecopetrol Business Group’s principal contingent assets, where the associated contingent gain is likely, but not certain:

Proceedings	2018	2017

Claim by Ecopetrol for differences in the settlement of additional income due to high prices.	286,331	-
Disagreement regarding the interpretation and application of the staggered production clause.	98,031	-
Non-compliance with the association contract in relation to reimbursement of administrative costs and other claims.	43,007	40,711
In 2015, the administrator of the Agreements signed with a Corporation filed a criminal complaint for the alleged falsification of a document. Ecopetrol is a victim in the process.	32,000	32,000
Failure to comply with the pipe purchase order, the physical characteristics of the coating do not correspond to those contracted.	21,232	21,232
Contractual controversy by others for the maintenance of some production fields.	13,449	-

Refinería de Cartagena S.A.

In March 2016, Reficar filed a Request for Arbitration before the International Chamber of Commerce (the “ICC”), against Chicago Bridge & Iron Company N.V., CB&I (UK) Limited, and CBI Colombiana S.A. (jointly, “CB&I”) concerning a dispute related to the Engineering, Procurement, and Construction Agreements entered into by and between Reficar and CB&I for the expansion of the Cartagena Refinery in Cartagena, Colombia. Reficar is the Claimant in the ICC arbitration and seeks no less than US$
2
billion in damages plus lost profits.

On May 25, 2016, CB&I filed its Answer to the Request for Arbitration and Counterclaim for approximately US$
106
million and COP$324,052 million. On June 27, 2016, Reficar filed its reply to CB&I’s counterclaim denying and disputing the declarations and relief requested by CB&I. On April 28, 2017, CB&I submitted its Statement of Counterclaim increasing its claims to approximately
US$116
million and COP$
387,558 million. On March 16, 2018, CB&I submitted its Exhaustive Statement of Counterclaim further increasing its claims to approximately US$129 million and COP$
432,303
million (including in each case interest).

The date for the filing of the Third Written Submission is to be set by the Arbitral Tribunal and the oral hearing is scheduled to begin in April 2020. After the hearing, the Tribunal will analyze the parties’ arguments to render its final decision on Reficar’s and CB&I’s claims. Until then, the outcome of this arbitration is unknown.

21.7	Investigations of control entities

Reficar

1.	The Office of the Comptroller General’s investigations and proceedings

1.1
Because of the modifications of the schedule and budget related to Reficar’s expansion and modernization project (the “Project”), the Office of the Comptroller General initiated a special audit investigation of the Project in 2016 and delivered a final report to Reficar on December 5, 2016. The report made 36 findings most of which were related to increased costs compared to budget for services, labor and materials. As required, on January 18, 2017, Reficar submitted an action plan exposing and addressing the 36 findings in the following areas: (i) contract management, (ii) supervision of engineering standards contracted with third parties, and (iii) documentation of the control, reporting and monitoring mechanisms of subcontracts.

1.2
As a result of the findings described above, on March 10, 2017, the Office of the Comptroller General opened actions for financial responsibility (
proceso de responsabilidad fiscal
) against 36 individuals and the six companies involved in the Project, including former members of Ecopetrol’s Board of Directors, former members of Reficar’s Board of Directors, former employees of Ecopetrol, and former employees of Reficar, as well as Chicago Bridge & Iron Company N.V., CBI - Chicago Bridge & Iron company (CB&I) Americas Ltd., Chicago Bridge & Iron Company CB&I UK Limited, CBI Colombiana S.A., Foster Wheeler USA Corporation and Process Consultants Inc.

These actions were initiated based on the Office of the Comptroller General’s theory that lower than expected profitability at Reficar could have been caused by (i) modifications to the schedule and, (ii) the increase of the budget for the Project.

On June 5, 2018, the Office of the Comptroller General split the initial proceeding in two. The first one is related to the increase of the Project’s budget and the second one is related to the modifications in the Project’s schedule.

Regarding the first proceeding, on June 5, 2018, the Office of the Comptroller General issued charges for financial responsibility (
proceso de responsabilidad fiscal
) against (i) 15 individuals, which include former members of Reficar’s Board of Directors, a current employee of Ecopetrol, and former employees of Reficar, as well as against (ii) Chicago Bridge & Iron Company N.V., CBI - Chicago Bridge & Iron company (CB&I) Americas Ltd., Chicago Bridge & Iron Company CB&I UK Limited, CBI Colombiana S.A., Foster Wheeler USA Corporation and Process Consultants Inc, and the following insurance companies, Compañía Aseguradora de Fianzas S.A, CHUBB de Colombia, Compañía de Seguros S.A., Mapfre Seguros, as third parties with joint liability.

As for the other 21 individuals initially investigated in 2017, the Office of the Comptroller General closed the investigations. Therefore, as of the date of these financial statements, no current or former member of Ecopetrol’s Board of Directors was charged in the first proceeding relating to the increase in the Project’s budget.

As of the date of these financial statements, no charges have been issued in the second proceeding relating to the modifications in the Project’s schedule.

While the content and status of the proceedings remains confidential, we can report that Reficar and several of its employees have cooperated with and provided the information required by the department of the Office of the Comptroller General in charge of leading the proceedings.

As of the date of these financial statements, Reficar has no liability under these proceedings.

1.3
In January 2017, the Office of the Comptroller General initiated a special audit in Reficar and delivered a final report to Reficar on July 12, 2017. In this report the Office of the Comptroller General concluded that, in their opinion, Reficar’s 2016 Financial Statements do not reasonably represent, in all important aspects, the entity’s financial position as of December 31, 2016.

On February 2, 2018, the Legal Accounts Commission of the National House of Representatives of the Republic of Colombia informed Reficar that the House of Representatives decided, through Resolution No. 2713, that it would not close the General Budget and Treasury Account and the National Balance Sheet for the 2016 fiscal year, since the 2016 Financial Statements of several state entities, among them Reficar, had received a negative opinion from the Office of the Comptroller General. Pursuant to Resolution No. 2713, Colombian control entities were ordered to initiate the corresponding disciplinary, fiscal and/or criminal investigations.

1.4
In December 2017, the Office of the Comptroller General initiated a special audit in Reficar and submitted a final report to Reficar on May 18, 2018. In this report the Office of the Comptroller General concluded that, in their opinion, Reficar’s 2017 Financial Statements do not reasonably represent, in all important aspects, the entity’s financial position as of December 31, 2017.

On February 6, 2019, the Legal Accounts Commission of the National House of Representatives of the Republic of Colombia informed Reficar that the House of Representatives decided, through Resolution No. 3135, that it would not close the General Budget and Treasury Account and the National Balance Sheet for the 2017 fiscal year, since the 2017 Financial Statements of several state entities, among them Reficar, had received a negative opinion from the Office of the Comptroller General. Pursuant to Resolution No. 3135, Colombian control entities were ordered to initiate the corresponding disciplinary, fiscal and/or criminal investigations.

In respect of the special audits mentioned in sections 1.3 and 1.4 above, as of the date of these financial statements, Reficar has no knowledge of any procedural action carried out by any of the Colombian control entities regarding the disciplinary, fiscal and/or criminal investigations ordered neither by the Resolution No. 2713 nor by the Resolution No. 3135.

1.5	In January 2019, the Office of the Comptroller General initiated a financial audit in Reficar. The final report is expected to be submitted on May 2019.

Reficar’s external auditors issued an unqualified opinion on Reficar’s financial position as of December 31, 2016, 2017 and 2018. As of the date of these financial statements, such auditors have not informed Reficar that there has been any change to their opinion.

As of the date of these financial statements, to the best of Ecopetrol’s knowledge, the financial statements continue to fairly represent the financial and operational condition of the Company in all material aspects and its internal controls remain effective.

2.	The Attorney General’s Office investigations:

Reficar has been officially informed that the Attorney General’s Office currently has five ongoing investigation related to the Project.

Regarding one of these five investigations, on September 12, 2017, the Attorney General’s Office issued a list of charges against certain former members of Reficar’s Board of Directors, as well as certain former officers of Reficar. The charges were related to the failure to fulfill some of their duties as administrators and/or for acting “ultra vires” in the exercise of their functions against: (i) Javier Genaro Gutiérrez (Ecopetrol CEO, 2007-2015); (ii) Felipe Laverde (Reficar General Counsel, 2009-March 2017); (iii) Pedro Rosales (Ecopetrol Downstream Executive Vice President, 2008-2015); (iv) Diana Constanza Calixto (Ecopetrol Head of the Corporate Finance Unit, 2009-2014) and (v) Reyes Reinoso Yañez (Reficar CEO, 2012-2016). The Attorney General’s Office closed the case against the rest of the members of Reficar’s Board of Directors and the rest of the former officers of Reficar.

The specific content and status of the remaining four ongoing investigations remains confidential.

3.	The Prosecutor’s Office investigations:

The Prosecutor’s Office has been conducting the following legal proceedings:

3.1
Between July 25 and August 2, 2017, the Prosecutor’s Office indicted the following individuals with charges, the majority of which are related to offenses against the public administration and illegal interest in the execution of agreements: (i) Orlando José Cabrales Martínez (Reficar CEO, 2009-2012); (ii) Reyes Reinoso Yañez (Reficar CEO, 2012-2016); (iii) Felipe Laverde Concha (Reficar General Counsel, 2009-March 2017); (iv) Pedro Alfonso Rosales Navarro (Ecopetrol Downstream Executive Vice President, 2008-2015); (v) Masoud Deidehban (CBI Executive Project Director); (vi) Phillip Asherman (CBI CEO) and (vii) Carlos Lloreda (Reficar’s statutory auditor from 2013-2015.) The arraignment hearing began on May 30, 2018, and as of the date of these financial statements has not yet concluded.

The Prosecutor’s Office has already made public the factual basis for such charges, which is based on the theory that: (i) executing a cost reimbursable engineering, procurement and construction contract (EPC) and not a lump sum agreement favored CBI interests, and (ii) executing special invoicing procedures (MOA –Memorandum of Agreement and PIP –Project Invoicing Procedure) with CBI allowed the payments of unreasonable amounts not duly verified by Foster Wheeler USA Corporation. The defense attorneys have not yet had an opportunity to present their case against such facts in a court of law.

On May 9, 2017, Ecopetrol’s Audit and Risk Committee retained a U.S.-based outside law firm to commence a third-party investigation into the matters set forth in the Prosecutor’s Office announcement. The results were presented in December 2017 to Ecopetrol’s Audit and Risk Committee. This investigation concluded that to date there has been no evidence of possible unlawful acts that affect Ecopetrol’s internal control over the financial reporting of the Company, on the allegations made by the Prosecutor’s Office.

3.2
On October 22 and 23, 2018, the Prosecutor’s Office indicted the following individuals with charges related to improper management and obtaining false public documents: Javier Genaro Gutiérrez Pemberthy (Ecopetrol CEO, 2007-2015), Reyes Reinoso Yánez (Reficar CEO, 2012-2016), Pedro Alfonso Rosales Navarro (Ecopetrol Downstream Executive Vice President, 2008-2015), and Diana Constanza Calixto Hernández (Ecopetrol Head of the Corporate Finance Unit, 2009-2014). As of the date of these financial statements, the arrangement hearing has not yet taken place.

3.3
On March 18, 2019, the Prosecutor’s Office issued a public statement in which it announced that on April 25, 2019 it was going to indict the following individuals, in an indictment hearing that has not yet taken place, with charges related to entering into agreements without compliance with legal requirements: Orlando José Cabrales Martínez (Reficar CEO, 2009-2012) and Felipe Castilla (Reficar CEO, 2009).

Considering the current stage of these legal proceedings, we are not in a position to predict the outcome of the Prosecutor’s Office’s investigation or the disposition of any of the charges brought by the Prosecutor’s Office.

Ecopetrol and Reficar have cooperated closely and extensively with the control entities in furthering their investigations and will continue to monitor the status and development of these investigations.